UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT/ DECEMBER 31, 2008

Legg Mason Partners

S&P 500 Index Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor’s 500® Composite Stock Price Index.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by LMPFA. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners S&P 500 Index Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession

II	Legg Mason Partners S&P 500 Index Fund

and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Legg Mason Partners S&P 500 Index Fund	III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

IV	Legg Mason Partners S&P 500 Index Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[i]ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[i]v	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]iii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[i]x	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners S&P 500 Index Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by adjusting the Fund’s portfolio daily to reflect the companies included in the Index and their weightings. We replicate the holdings in the Index to the extent possible given cash flows into and out of the Fund. With the exception of a portion of the assets held in cash and liquid short-term securities to meet redemptions, the Fund intends to be fully invested in stocks included in the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Federal Reserve Board (“Fed”)ii began 2008 by taking aggressive action during the first quarter to lower interest rates and stabilize financial markets through emergency rate cuts and liquidity measures. These temporary interventions boosted investor sentiment and served to disconnect investor expectations from underlying stock fundamentals. These temporary dislocations caused dramatic swings in equity prices following the Fed actions.

After a relatively stable period in the second quarter in which the equity market was again driven by fundamentals, the second half of the year began a period marked by contracting credit markets, liquidity shocks, investor deleveraging, the failure or rescue of a number of well-known financial firms and attempts by the government to regulate investment practices and mitigate damage. These events fostered investor behavior driven by sentiment ranging from uncertainty to panic. Compounding the Financials sector woes was the mid-July 2008 rapid decline in oil and other commodity prices. The resulting series of sector reversals over the following months was indicative of investors reacting to shifting markets.

The final quarter of the year saw the equity market suffer significantly, with the second most dramatic decline in market history. Market volatility achieved near record highs, surpassed only by the inter- and intra-day market movements of the 1930s. Assets followed a flight to safety, prompting widespread discussion of a bubble in Treasuries.

Overall for the year, all sectors in the Index experienced negative returns in the double digits. Large-capitalization stocks underperformed small-caps for the year, and value outperformed growth across market capitalization

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	1

Fund overview continued

bands. The Russell 1000 Indexiii returned -37.60%, and the Russell 2000 Indexiv returned -33.79% for the 12 months ended December 31, 2008. For the S&P Indexes, the Index returned -37.00%, underperforming the S&P SmallCap 600 Indexv at -31.07%.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is a pure index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions.

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners S&P 500 Index Fund returned -37.47%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -37.00% over the same time frame. The Lipper S&P 500 Index Objective Funds Category Average1 returned -37.29% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)
	6 MONTHS	12 MONTHS
S&P 500 Index Fund — Class A Shares	-28.82%	-37.47%
S&P 500 Index	-28.48%	-37.00%
Lipper S&P 500 Index Objective Funds Category Average[1]	-28.64%	-37.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Class D shares returned -28.74% over the six months ended December 31, 2008. Class D shares returned -37.30% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class A and Class D shares were 0.57% and 0.39%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares until May 1, 2009.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 181 funds for the six-month period and among the 180 funds for the 12-month period in the Fund’s Lipper category.

2	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Q. What were the leading contributors to performance?

A. The best performing sectors in the Index for calendar year 2008, although posting negative returns, were the Consumer Staples and Health Care sectors. In Consumer Staples, Wal-Mart Stores Inc. was the portfolio’s biggest contributor by virtue of return and Index weight. In the Health Care sector, Amgen Inc. was the biggest contributor, again by virtue of return and Index weight.

Q. What were the leading detractors from performance?

A. All sectors in the Index posted negative returns for the year, with the Financials sector as the poorest performer. Not surprisingly, now defunct Lehman Brothers Holdings Inc. had the most negative return in this sector, as well as the Index overall, while General Electric Co. was the leading detractor in the Index by virtue of return and index weight. The Materials and Information Technology sectors were also poor performers for the year.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the past year.

Thank you for your investment in Legg Mason Partners S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 20, 2009

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (5.2%), Procter & Gamble Co. (2.3%), General Electric Co. (2.2%), AT&T Inc. (2.1%), Johnson & Johnson (2.1%), Chevron Corp. (1.9%), Microsoft Corp. (1.9%), Wal-Mart Stores Inc. (1.6%), Pfizer Inc. (1.5%) and JPMorgan Chase & Co. (1.5%). Please refer to pages 10 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Information Technology (15.2%), Health Care (14.7%), Energy (13.3%) Financials (13.3%) and Consumer Staples (12.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The S&P SmallCap 600 Index is a market value weighted index, which consists of 600 domestic stocks chosen for market size, liquidity and industry group representation.

4	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(28.82)%	$1,000.00	$711.80	0.57%	$2.45
Class D	(28.74)	1,000.00	712.60	0.37	1.59

[1]	For the six months ended December 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,022.27	0.57%	$2.90
Class D	5.00	1,000.00	1,023.28	0.37	1.88

[1]	For the six months ended December 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	CLASS A	CLASS D
Twelve Months Ended 12/31/08	(37.47)%	(37.30)%
Five Years Ended 12/31/08	(2.77)	(2.52)
Ten Years Ended 12/31/08	(1.95)	(1.71)

CUMULATIVE TOTAL RETURNS[1]
Class A (12/31/98 through 12/31/08)	(17.87)%
Class D (12/31/98 through 12/31/08)	(15.85)

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS S&P 500 INDEX FUND VS. S&P 500 INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Partners S&P 500 Index Fund on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s Class D shares may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in Class D shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	9

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE

COMMON STOCKS — 99.7%
CONSUMER DISCRETIONARY — 8.4%
	Auto Components — 0.2%
7,951	Goodyear Tire & Rubber Co.*	$47,467
19,579	Johnson Controls Inc.	355,555
	Total Auto Components	403,022
	Automobiles — 0.1%
78,718	Ford Motor Co.*	180,264
20,116	General Motors Corp.	64,371
7,672	Harley-Davidson Inc.	130,194
	Total Automobiles	374,829
	Distributors — 0.1%
5,170	Genuine Parts Co.	195,736
	Diversified Consumer Services — 0.2%
3,497	Apollo Group Inc., Class A Shares*	267,940
11,169	H&R Block Inc.	253,760
	Total Diversified Consumer Services	521,700
	Hotels, Restaurants & Leisure — 1.6%
14,400	Carnival Corp.	350,208
4,571	Darden Restaurants Inc.	128,811
9,711	International Game Technology	115,464
9,663	Marriott International Inc., Class A Shares	187,945
36,727	McDonald’s Corp.	2,284,052
24,236	Starbucks Corp.*	229,272
6,031	Starwood Hotels & Resorts Worldwide Inc.	107,955
5,843	Wyndham Worldwide Corp.	38,272
2,030	Wynn Resorts Ltd.*	85,788
15,242	Yum! Brands Inc.	480,123
	Total Hotels, Restaurants & Leisure	4,007,890
	Household Durables — 0.4%
1,980	Black & Decker Corp.	82,784
4,096	Centex Corp.	43,581
9,078	D.R. Horton Inc.	64,181
4,940	Fortune Brands Inc.	203,923
1,929	Harman International Industries Inc.	32,272
2,481	KB HOME	33,791
5,147	Leggett & Platt Inc.	78,183
4,656	Lennar Corp., Class A Shares	40,368
9,134	Newell Rubbermaid Inc.	89,331
7,042	Pulte Homes Inc.	76,969

See Notes to Financial Statements.

10	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Household Durables — 0.4% continued
1,893	Snap-on Inc.	$74,546
2,596	Stanley Works	88,524
2,422	Whirlpool Corp.	100,150
	Total Household Durables	1,008,603
	Internet & Catalog Retail — 0.2%
10,598	Amazon.com Inc.*	543,465
6,902	Expedia Inc.*	56,873
	Total Internet & Catalog Retail	600,338
	Leisure Equipment & Products — 0.1%
8,846	Eastman Kodak Co.	58,207
4,082	Hasbro Inc.	119,072
11,811	Mattel Inc.	188,976
	Total Leisure Equipment & Products	366,255
	Media — 2.6%
22,405	CBS Corp., Class B Shares	183,497
94,895	Comcast Corp., Class A Shares	1,601,828
17,997	DIRECTV Group Inc.*	412,311
7,517	Gannett Co. Inc.	60,136
15,703	Interpublic Group of Cos. Inc.*	62,184
10,363	McGraw-Hill Cos. Inc.	240,318
1,191	Meredith Corp.	20,390
3,838	New York Times Co., Class A Shares	28,132
75,787	News Corp., Class A Shares	688,904
10,242	Omnicom Group Inc.	275,715
2,952	Scripps Networks Interactive, Class A Shares	64,944
118,214	Time Warner Inc.	1,189,233
20,217	Viacom Inc., Class B Shares*	385,336
60,995	Walt Disney Co.	1,383,977
198	Washington Post Co., Class B Shares	77,269
	Total Media	6,674,174
	Multiline Retail — 0.7%
2,706	Big Lots Inc.*	39,210
4,604	Family Dollar Stores Inc.	120,026
7,321	J.C. Penney Co. Inc.	144,224
10,041	Kohl’s Corp.*	363,484
13,858	Macy’s Inc.	143,430
5,252	Nordstrom Inc.	69,904
1,834	Sears Holdings Corp.*	71,288
24,806	Target Corp.	856,551
	Total Multiline Retail	1,808,117

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Specialty Retail — 1.8%
2,868	Abercrombie & Fitch Co., Class A Shares	$66,165
3,555	AutoNation Inc.*	35,123
1,261	AutoZone Inc.*	175,872
8,558	Bed Bath & Beyond Inc.*	217,544
11,131	Best Buy Co. Inc.	312,892
5,397	GameStop Corp., Class A Shares*	116,899
15,365	Gap Inc.	205,737
55,869	Home Depot Inc.	1,286,104
8,916	Limited Brands Inc.	89,517
48,297	Lowe’s Cos. Inc.	1,039,352
9,058	Office Depot Inc.*	26,993
4,121	RadioShack Corp.	49,205
3,236	Sherwin-Williams Co.	193,351
23,508	Staples Inc.	421,263
4,057	Tiffany & Co.	95,867
13,719	TJX Cos. Inc.	282,200
	Total Specialty Retail	4,614,084
	Textiles, Apparel & Luxury Goods — 0.4%
10,773	Coach Inc.*	223,755
2,749	Jones Apparel Group Inc.	16,109
12,928	NIKE Inc., Class B Shares	659,328
1,854	Polo Ralph Lauren Corp.	84,190
2,902	V.F. Corp.	158,943
	Total Textiles, Apparel & Luxury Goods	1,142,325
	TOTAL CONSUMER DISCRETIONARY	21,717,073
CONSUMER STAPLES — 12.8%
	Beverages — 2.5%
3,187	Brown-Forman Corp., Class B Shares	164,098
65,563	Coca-Cola Co.	2,968,037
10,451	Coca-Cola Enterprises Inc.	125,725
6,414	Constellation Brands Inc., Class A Shares*	101,149
8,400	Dr. Pepper Snapple Group Inc.*	136,500
4,904	Molson Coors Brewing Co., Class B Shares	239,904
4,380	Pepsi Bottling Group Inc.	98,594
51,179	PepsiCo Inc.	2,803,074
	Total Beverages	6,637,081
	Food & Staples Retailing — 3.3%
14,225	Costco Wholesale Corp.	746,812
47,327	CVS Corp.	1,360,178
21,500	Kroger Co.	567,815

See Notes to Financial Statements.

12	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Food & Staples Retailing — 3.3% continued
14,096	Safeway Inc.	$335,062
6,978	SUPERVALU Inc.	101,879
19,743	Sysco Corp.	452,904
73,676	Wal-Mart Stores Inc.	4,130,276
32,619	Walgreen Co.	804,711
4,624	Whole Foods Market Inc.	43,651
	Total Food & Staples Retailing	8,543,288
	Food Products — 1.8%
21,138	Archer-Daniels-Midland Co.	609,409
6,780	Campbell Soup Co.	203,468
14,732	ConAgra Foods Inc.	243,078
4,867	Dean Foods Co.*	87,460
11,011	General Mills Inc.	668,918
10,361	H.J. Heinz Co.	389,574
5,465	Hershey Co.	189,854
3,903	J.M. Smucker Co.	169,234
8,301	Kellogg Co.	363,999
48,411	Kraft Foods Inc., Class A Shares	1,299,835
4,284	McCormick & Co. Inc., Non Voting Shares	136,488
23,294	Sara Lee Corp.	228,048
9,955	Tyson Foods Inc., Class A Shares	87,206
	Total Food Products	4,676,571
	Household Products — 3.2%
4,571	Clorox Co.	253,965
16,631	Colgate-Palmolive Co.	1,139,889
13,634	Kimberly-Clark Corp.	719,057
98,385	Procter & Gamble Co.	6,082,160
	Total Household Products	8,195,071
	Personal Products — 0.2%
14,047	Avon Products Inc.	337,550
3,818	Estee Lauder Cos. Inc., Class A Shares	118,205
	Total Personal Products	455,755
	Tobacco — 1.8%
67,894	Altria Group Inc.	1,022,484
5,500	Lorillard Inc.	309,925
66,663	Philip Morris International Inc.	2,900,507
5,570	Reynolds American Inc.	224,527
4,890	UST Inc.	339,268
	Total Tobacco	4,796,711
	TOTAL CONSUMER STAPLES	33,304,477

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
ENERGY — 13.3%
	Energy Equipment & Services — 1.5%
10,134	Baker Hughes Inc.	$324,997
9,620	BJ Services Co.	112,265
7,234	Cameron International Corp.*	148,297
4,678	ENSCO International Inc.	132,808
29,451	Halliburton Co.	535,419
9,377	Nabors Industries Ltd.*	112,243
13,752	National-Oilwell Varco Inc.*	336,099
8,697	Noble Corp.	192,117
3,724	Rowan Cos. Inc.	59,212
38,479	Schlumberger Ltd.	1,628,816
7,212	Smith International Inc.	165,083
22,444	Weatherford International Ltd.*	242,844
	Total Energy Equipment & Services	3,990,200
	Oil, Gas & Consumable Fuels — 11.8%
15,126	Anadarko Petroleum Corp.	583,107
11,028	Apache Corp.	821,917
3,406	Cabot Oil & Gas Corp.	88,556
17,822	Chesapeake Energy Corp.	288,182
66,952	Chevron Corp.	4,952,439
49,126	ConocoPhillips	2,544,727
5,971	CONSOL Energy Inc.	170,651
14,558	Devon Energy Corp.	956,606
23,106	El Paso Corp.	180,920
8,224	EOG Resources Inc.	547,554
167,616	Exxon Mobil Corp.	13,380,785
9,348	Hess Corp.	501,427
23,187	Marathon Oil Corp.	634,396
2,805	Massey Energy Co.	38,681
6,277	Murphy Oil Corp.	278,385
5,692	Noble Energy Inc.	280,160
26,687	Occidental Petroleum Corp.	1,600,953
8,786	Peabody Energy Corp.	199,882
3,878	Pioneer Natural Resources Co.	62,746
5,119	Range Resources Corp.	176,042
11,313	Southwestern Energy Co.*	327,738
20,135	Spectra Energy Corp.	316,925
3,851	Sunoco Inc.	167,364
4,562	Tesoro Corp.	60,082
17,004	Valero Energy Corp.	367,967

See Notes to Financial Statements.

14	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.8% continued
19,069	Williams Cos. Inc.	$276,119
19,007	XTO Energy Inc.	670,377
	Total Oil, Gas & Consumable Fuels	30,474,688
	TOTAL ENERGY	34,464,888
FINANCIALS — 13.3%
	Capital Markets — 2.4%
6,813	American Capital Ltd.	22,074
7,137	Ameriprise Financial Inc.	166,720
37,815	Bank of New York Mellon Corp.	1,071,299
30,834	Charles Schwab Corp.	498,586
18,522	E*TRADE Financial Corp.*	21,300
2,919	Federated Investors Inc., Class B Shares	49,506
4,984	Franklin Resources Inc.	317,879
14,571	Goldman Sachs Group Inc.	1,229,647
12,700	Invesco Ltd.	183,388
5,202	Janus Capital Group Inc.	41,772
4,677	Legg Mason Inc.	102,473
52,762	Merrill Lynch & Co. Inc.	614,150
34,995	Morgan Stanley	561,320
7,349	Northern Trust Corp.	383,177
14,234	State Street Corp.	559,823
8,515	T. Rowe Price Group Inc.	301,772
	Total Capital Markets	6,124,886
	Commercial Banks — 3.1%
18,206	BB&T Corp.	499,937
4,959	Comerica Inc.	98,436
19,029	Fifth Third Bancorp	157,180
6,766	First Horizon National Corp.	71,515
12,062	Huntington Bancshares Inc.	92,395
16,312	KeyCorp	138,978
2,544	M&T Bank Corp.	146,051
8,577	Marshall & Ilsley Corp.	116,990
67,093	National City Corp.	121,438
11,472	PNC Financial Services Group Inc.	562,128
22,801	Regions Financial Corp.	181,496
11,669	SunTrust Banks Inc.	344,702
57,817	U.S. Bancorp	1,446,003
71,211	Wachovia Corp.	394,509
124,879	Wells Fargo & Co.	3,681,433

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Commercial Banks — 3.1% continued
3,801	Zions Bancorporation	$93,163
	Total Commercial Banks	8,146,354
	Consumer Finance — 0.6%
38,221	American Express Co.	709,000
12,906	Capital One Financial Corp.	411,572
15,831	Discover Financial Services	150,870
15,398	SLM Corp.*	137,042
	Total Consumer Finance	1,408,484
	Diversified Financial Services — 3.4%
165,340	Bank of America Corp.	2,327,987
11,801	CIT Group Inc.	53,577
179,574	Citigroup Inc.	1,204,941
2,207	CME Group Inc.	459,299
2,381	IntercontinentalExchange Inc.*	196,290
122,989	JPMorgan Chase & Co.	3,877,843
5,832	Leucadia National Corp.*	115,474
6,401	Moody’s Corp.	128,596
4,486	Nasdaq OMX Group Inc.*	110,849
8,732	NYSE Euronext	239,082
8,546	Principal Financial Group Inc.	192,883
	Total Diversified Financial Services	8,906,821
	Insurance — 2.6%
15,360	AFLAC Inc.	704,102
17,661	Allstate Corp.	578,574
88,603	American International Group Inc.	139,107
8,890	Aon Corp.	406,095
3,876	Assurant Inc.	116,280
11,721	Chubb Corp.	597,771
5,351	Cincinnati Financial Corp.	155,553
14,273	Genworth Financial Inc., Class A Shares	40,393
9,928	Hartford Financial Services Group Inc.	163,018
8,432	Lincoln National Corp.	158,859
11,927	Loews Corp.	336,938
16,940	Marsh & McLennan Cos. Inc.	411,134
6,208	MBIA Inc.*	25,266
26,150	MetLife Inc.	911,589
22,263	Progressive Corp.	329,715
13,972	Prudential Financial Inc.	422,793
2,802	Torchmark Corp.	125,249
19,250	Travelers Cos. Inc.	870,100

See Notes to Financial Statements.

16	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Insurance — 2.6% continued
10,911	Unum Group	$202,945
10,900	XL Capital Ltd., Class A Shares	40,330
	Total Insurance	6,735,811
	Real Estate Investment Trusts (REITs) — 1.0%
3,336	Apartment Investment and Management Co., Class A Shares	38,531
2,541	Avalonbay Communities Inc.	153,934
3,981	Boston Properties Inc.	218,955
7,348	CB Richard Ellis Group Inc., Class A Shares*	31,743
3,963	Developers Diversified Realty Corp.	19,339
8,964	Equity Residential	267,307
8,325	HCP Inc.	231,185
17,219	Host Hotels & Resorts Inc.	130,348
7,546	Kimco Realty Corp.	137,941
5,496	Plum Creek Timber Co. Inc.	190,931
8,754	ProLogis	121,593
4,131	Public Storage Inc.	328,415
7,441	Simon Property Group Inc.	395,340
4,527	Vornado Realty Trust	273,204
	Total Real Estate Investment Trusts (REITs)	2,538,766
	Thrifts & Mortgage Finance — 0.2%
17,176	Hudson City Bancorp Inc.	274,129
11,500	People’s United Financial Inc.	205,045
17,940	Sovereign Bancorp Inc.*	53,461
	Total Thrifts & Mortgage Finance	532,635
	TOTAL FINANCIALS	34,393,757
HEALTH CARE — 14.7%
	Biotechnology — 2.2%
34,913	Amgen Inc.*	2,016,226
9,614	Biogen Idec Inc.*	457,915
15,098	Celgene Corp.*	834,618
2,255	Cephalon Inc.*	173,725
8,914	Genzyme Corp.*	591,622
29,544	Gilead Sciences Inc.*	1,510,880
	Total Biotechnology	5,584,986
	Health Care Equipment & Supplies — 2.4%
20,436	Baxter International Inc.	1,095,165
8,011	Becton, Dickinson & Co.	547,872
49,478	Boston Scientific Corp.*	382,960
3,269	C.R. Bard Inc.	275,446

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Health Care Equipment & Supplies — 2.4% continued
16,629	Covidien Ltd.	$602,635
4,908	DENTSPLY International Inc.	138,602
5,259	Hospira Inc.*	141,046
1,289	Intuitive Surgical Inc.*	163,690
36,848	Medtronic Inc.	1,157,764
1,820	Millipore Corp.*	93,767
11,441	St. Jude Medical Inc.*	377,095
7,982	Stryker Corp.	318,881
13,847	Thermo Fisher Scientific Inc.*	471,767
4,094	Varian Medical Systems Inc.*	143,454
7,400	Zimmer Holdings Inc.*	299,108
	Total Health Care Equipment & Supplies	6,209,252
	Health Care Providers & Services — 2.1%
15,194	Aetna Inc.	433,029
5,148	AmerisourceBergen Corp.	183,578
11,850	Cardinal Health Inc.	408,469
9,086	CIGNA Corp.	153,099
4,909	Coventry Health Care Inc.*	73,046
3,420	DaVita Inc.*	169,529
8,154	Express Scripts Inc.*	448,307
5,559	Humana Inc.*	207,240
3,559	Laboratory Corporation of America Holdings*	229,235
9,092	McKesson Corp.	352,133
16,411	Medco Health Solutions Inc.*	687,785
3,005	Patterson Cos. Inc.*	56,344
5,221	Quest Diagnostics Inc.	271,022
13,680	Tenet Healthcare Corp.*	15,732
39,800	UnitedHealth Group Inc.	1,058,680
16,774	WellPoint Inc.*	706,689
	Total Health Care Providers & Services	5,453,917
	Health Care Technology — 0.0%
5,993	IMS Health Inc.	90,854
	Life Sciences Tools & Services — 0.1%
5,686	Life Technologies Corp.*	132,540
3,892	PerkinElmer Inc.	54,138
3,240	Waters Corp.*	118,746
	Total Life Sciences Tools & Services	305,424
	Pharmaceuticals — 7.9%
51,128	Abbott Laboratories	2,728,701
10,133	Allergan Inc.	408,562

See Notes to Financial Statements.

18	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Pharmaceuticals — 7.9% continued
65,232	Bristol-Myers Squibb Co.	$1,516,644
32,969	Eli Lilly & Co.	1,327,662
9,931	Forest Laboratories Inc.*	252,943
91,428	Johnson & Johnson	5,470,137
8,122	King Pharmaceuticals Inc.*	86,256
69,667	Merck & Co. Inc.	2,117,877
10,041	Mylan Inc.*	99,305
222,194	Pfizer Inc.	3,935,056
53,567	Schering-Plough Corp.	912,246
3,447	Watson Pharmaceuticals Inc.*	91,587
43,875	Wyeth	1,645,751
	Total Pharmaceuticals	20,592,727
	TOTAL HEALTH CARE	38,237,160
INDUSTRIALS — 11.1%
	Aerospace & Defense — 2.1%
24,148	Boeing Co.	1,030,395
12,846	General Dynamics Corp.	739,801
4,056	Goodrich Corp.	150,153
23,537	Honeywell International Inc.	772,720
3,934	L-3 Communications Holdings Inc.	290,250
10,971	Lockheed Martin Corp.	922,442
10,773	Northrop Grumman Corp.	485,216
4,594	Precision Castparts Corp.	273,251
13,644	Raytheon Co.	696,390
5,217	Rockwell Collins Inc.	203,933
	Total Aerospace & Defense	5,564,551
	Air Freight & Logistics — 1.2%
5,576	C.H. Robinson Worldwide Inc.	306,847
6,885	Expeditors International of Washington Inc.	229,064
10,256	FedEx Corp.	657,922
1,833	Ryder System Inc.	71,084
32,793	United Parcel Service Inc., Class B Shares	1,808,862
	Total Air Freight & Logistics	3,073,779
	Airlines — 0.1%
24,375	Southwest Airlines Co.	210,112
	Building Products — 0.1%
11,859	Masco Corp.	131,991
	Commercial Services & Supplies — 0.5%
3,502	Avery Dennison Corp.	114,621
4,330	Cintas Corp.	100,586

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	19

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Commercial Services & Supplies — 0.5% continued
6,792	Pitney Bowes Inc.	$173,060
6,755	R.R. Donnelley & Sons Co.	91,733
10,579	Republic Services Inc.	262,253
2,820	Stericycle Inc.*	146,866
16,165	Waste Management Inc.	535,708
	Total Commercial Services & Supplies	1,424,827
	Construction & Engineering — 0.2%
5,981	Fluor Corp.	268,367
4,049	Jacobs Engineering Group Inc.*	194,757
	Total Construction & Engineering	463,124
	Electrical Equipment — 0.5%
5,711	Cooper Industries Ltd., Class A Shares	166,933
25,276	Emerson Electric Co.	925,354
4,663	Rockwell Automation Inc.	150,335
	Total Electrical Equipment	1,242,622
	Industrial Conglomerates — 3.5%
22,834	3M Co.	1,313,868
346,105	General Electric Co.	5,606,901
7,945	Textron Inc.	110,197
15,584	Tyco International Ltd.	336,615
31,325	United Technologies Corp.	1,679,020
	Total Industrial Conglomerates	9,046,601
	Machinery — 1.6%
19,878	Caterpillar Inc.	887,950
6,636	Cummins Inc.	177,380
8,425	Danaher Corp.	476,939
14,071	Deere & Co.	539,201
6,128	Dover Corp.	201,734
5,434	Eaton Corp.	270,124
1,863	Flowserve Corp.	95,945
12,970	Illinois Tool Works Inc.	454,598
10,505	Ingersoll-Rand Co., Ltd., Class A Shares	182,262
5,984	ITT Industries Inc.	275,204
4,295	Manitowoc Co. Inc.	37,195
11,951	PACCAR Inc.	341,799
3,891	Pall Corp.	110,621
5,310	Parker Hannifin Corp.	225,887
	Total Machinery	4,276,839
	Professional Services — 0.2%
1,777	Dun & Bradstreet Corp.	137,185

See Notes to Financial Statements.

20	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Professional Services — 0.2% continued
4,162	Equifax Inc.	$110,376
4,056	Monster Worldwide Inc.*	49,037
5,112	Robert Half International Inc.	106,432
	Total Professional Services	403,030
	Road & Rail — 1.0%
9,250	Burlington Northern Santa Fe Corp.	700,317
12,999	CSX Corp.	422,078
12,201	Norfolk Southern Corp.	574,057
16,756	Union Pacific Corp.	800,937
	Total Road & Rail	2,497,389
	Trading Companies & Distributors — 0.1%
4,258	Fastenal Co.	148,391
2,131	W. W. Grainger Inc.	168,008
	Total Trading Companies & Distributors	316,399
	TOTAL INDUSTRIALS	28,651,264
INFORMATION TECHNOLOGY — 15.2%
	Communications Equipment — 2.5%
2,960	Ciena Corp.*	19,832
192,255	Cisco Systems Inc.*	3,133,756
51,218	Corning Inc.	488,108
4,435	Harris Corp.	168,752
7,195	JDS Uniphase Corp.*	26,262
17,397	Juniper Networks Inc.*	304,621
74,681	Motorola Inc.	330,837
54,551	QUALCOMM Inc.	1,954,562
13,116	Tellabs Inc.*	54,038
	Total Communications Equipment	6,480,768
	Computers & Peripherals — 4.2%
29,292	Apple Inc.*	2,500,072
57,025	Dell Inc.*	583,936
67,247	EMC Corp.*	704,076
80,703	Hewlett-Packard Co.	2,928,712
44,270	International Business Machines Corp.	3,725,763
2,583	Lexmark International Inc., Class A Shares*	69,483
10,880	NetApp Inc.*	151,993
4,216	QLogic Corp.*	56,663
7,448	SanDisk Corp.*	71,501
24,380	Sun Microsystems Inc.*	93,132
5,784	Teradata Corp.*	85,777
	Total Computers & Peripherals	10,971,108

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	21

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Electronic Equipment, Instruments & Components — 0.3%
11,533	Agilent Technologies Inc.*	$180,261
5,792	Amphenol Corp., Class A Shares	138,892
6,941	Jabil Circuit Inc.	46,852
4,641	Molex Inc.	67,248
15,126	Tyco Electronics Ltd.	245,192
	Total Electronic Equipment, Instruments & Components	678,445
	Internet Software & Services — 1.4%
5,573	Akamai Technologies Inc.*	84,097
35,345	eBay Inc.*	493,416
7,883	Google Inc., Class A Shares*	2,425,205
6,394	VeriSign Inc.*	121,997
45,728	Yahoo! Inc.*	557,882
	Total Internet Software & Services	3,682,597
	IT Services — 1.0%
3,215	Affiliated Computer Services Inc., Class A Shares*	147,729
16,736	Automatic Data Processing Inc.	658,394
9,595	Cognizant Technology Solutions Corp., Class A Shares*	173,286
4,992	Computer Sciences Corp.*	175,419
4,022	Convergys Corp.*	25,781
6,261	Fidelity National Information Services Inc.	101,866
5,277	Fiserv Inc.*	191,925
2,398	MasterCard Inc., Class A Shares	342,746
10,396	Paychex Inc.	273,207
6,486	Total System Services Inc.	90,804
23,580	Western Union Co.	338,137
	Total IT Services	2,519,294
	Office Electronics — 0.1%
28,523	Xerox Corp.	227,328
	Semiconductors & Semiconductor Equipment — 2.1%
20,051	Advanced Micro Devices Inc.*	43,310
9,799	Altera Corp.	163,741
9,595	Analog Devices Inc.	182,497
44,210	Applied Materials Inc.	447,847
14,468	Broadcom Corp., Class A Shares*	245,522
181,498	Intel Corp.	2,660,761
5,564	KLA-Tencor Corp.	121,240
7,306	Linear Technology Corp.	161,609
21,257	LSI Corp.*	69,936
7,396	MEMC Electronic Materials Inc.*	105,615
5,994	Microchip Technology Inc.	117,063

See Notes to Financial Statements.

22	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 2.1% continued
25,167	Micron Technology Inc.*	$66,441
6,428	National Semiconductor Corp.	64,730
3,218	Novellus Systems Inc.*	39,710
17,697	NVIDIA Corp.*	142,815
5,578	Teradyne Inc.*	23,539
42,720	Texas Instruments Inc.	663,014
9,026	Xilinx Inc.	160,843
	Total Semiconductors & Semiconductor Equipment	5,480,233
	Software — 3.6%
17,496	Adobe Systems Inc.*	372,490
7,457	Autodesk Inc.*	146,530
6,179	BMC Software Inc.*	166,277
12,980	CA Inc.	240,519
5,986	Citrix Systems Inc.*	141,090
8,123	Compuware Corp.*	54,830
10,574	Electronic Arts Inc.*	169,607
10,547	Intuit Inc.*	250,913
5,028	McAfee Inc.*	173,818
252,090	Microsoft Corp.	4,900,630
11,377	Novell Inc.*	44,256
121,618	Oracle Corp.*	2,156,287
3,457	Salesforce.com Inc.*	110,659
27,548	Symantec Corp.*	372,449
	Total Software	9,300,355
	TOTAL INFORMATION TECHNOLOGY	39,340,128
MATERIALS — 2.9%
	Chemicals — 1.7%
6,906	Air Products & Chemicals Inc.	347,165
1,874	CF Industries Holdings Inc.	92,126
30,440	Dow Chemical Co.	459,340
29,735	E.I. du Pont de Nemours & Co.	752,295
2,390	Eastman Chemical Co.	75,787
5,525	Ecolab Inc.	194,204
2,592	International Flavors & Fragrances Inc.	77,034
18,056	Monsanto Co.	1,270,240
5,411	PPG Industries Inc.	229,589
10,162	Praxair Inc.	603,216
4,117	Rohm & Haas Co.	254,389
4,131	Sigma-Aldrich Corp.	174,493
	Total Chemicals	4,529,878

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	23

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Construction Materials — 0.1%
3,630	Vulcan Materials Co.	$252,575
	Containers & Packaging — 0.1%
3,117	Ball Corp.	129,636
3,284	Bemis Co. Inc.	77,765
4,330	Pactiv Corp. *	107,731
5,202	Sealed Air Corp.	77,718
	Total Containers & Packaging	392,850
	Metals & Mining — 0.8%
3,691	AK Steel Holding Corp.	34,400
26,372	Alcoa Inc.	296,949
3,173	Allegheny Technologies Inc.	81,007
12,444	Freeport-McMoRan Copper & Gold Inc., Class B Shares	304,131
14,970	Newmont Mining Corp.	609,279
10,345	Nucor Corp.	477,939
2,804	Titanium Metals Corp.	24,703
3,831	United States Steel Corp.	142,513
	Total Metals & Mining	1,970,921
	Paper & Forest Products — 0.2%
14,089	International Paper Co.	166,250
5,629	MeadWestvaco Corp.	62,989
6,962	Weyerhaeuser Co.	213,107
	Total Paper & Forest Products	442,346
	TOTAL MATERIALS	7,588,570
TELECOMMUNICATION SERVICES — 3.8%
	Diversified Telecommunication Services — 3.6%
194,187	AT&T Inc.	5,534,329
3,300	CenturyTel Inc.	90,189
4,684	Embarq Corp.	168,437
10,300	Frontier Communications Corp.	90,022
48,273	Qwest Communications International Inc.	175,714
92,958	Verizon Communications Inc.	3,151,276
14,480	Windstream Corp.	133,216
	Total Diversified Telecommunication Services	9,343,183
	Wireless Telecommunication Services — 0.2%
13,072	American Tower Corp., Class A Shares*	383,271
94,137	Sprint Nextel Corp.*	172,271
	Total Wireless Telecommunication Services	555,542
	TOTAL TELECOMMUNICATION SERVICES	9,898,725

See Notes to Financial Statements.

24	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
UTILITIES — 4.2%
	Electric Utilities — 2.5%
5,571	Allegheny Energy Inc.	$188,634
13,298	American Electric Power Co. Inc.	442,557
41,694	Duke Energy Corp.	625,827
10,607	Edison International	340,697
6,239	Entergy Corp.	518,648
21,680	Exelon Corp.	1,205,625
10,189	FirstEnergy Corp.	494,982
13,468	FPL Group Inc.	677,844
2,517	Integrys Energy Group Inc.	108,181
7,125	Pepco Holdings Inc.	126,540
3,322	Pinnacle West Capital Corp.	106,736
12,357	PPL Corp.	379,236
8,669	Progress Energy Inc.	345,460
25,524	Southern Co.	944,388
	Total Electric Utilities	6,505,355
	Gas Utilities — 0.2%
4,312	Equitable Resources Inc.	144,668
1,489	Nicor Inc.	51,728
5,715	Questar Corp.	186,823
	Total Gas Utilities	383,219
	Independent Power Producers & Energy Traders — 0.1%
22,168	AES Corp.*	182,664
5,879	Constellation Energy Group Inc.	147,504
16,665	Dynegy Inc., Class A Shares*	33,330
	Total Independent Power Producers & Energy Traders	363,498
	Multi-Utilities — 1.4%
6,968	Ameren Corp.	231,756
11,341	CenterPoint Energy Inc.	143,123
7,454	CMS Energy Corp.	75,360
9,017	Consolidated Edison Inc.	351,032
19,156	Dominion Resources Inc.	686,551
5,372	DTE Energy Co.	191,619
9,037	NiSource Inc.	99,136
11,664	PG&E Corp.	451,514
16,677	Public Service Enterprise Group Inc.	486,468
8,028	Sempra Energy	342,234
7,012	TECO Energy Inc.	86,598
3,853	Wisconsin Energy Corp.	161,749

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	25

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS S&P 500 INDEX FUND

SHARES	SECURITY	VALUE
	Multi-Utilities — 1.4% continued
14,797	Xcel Energy Inc.	$274,484
	Total Multi-Utilities	3,581,624
	TOTAL UTILITIES	10,833,696
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $284,523,569)	258,429,738
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.7%
	Repurchase Agreement — 1.7%
$4,414,000	State Street Bank & Trust Co. repurchase agreement dated 12/31/08, 0.005% due 1/2/09; Proceeds at maturity — $4,414,001; (Fully collateralized by U.S. Treasury Bills, 0.000% due 7/30/09; Market value — $4,502,333) (Cost — $4,414,000)	4,414,000
	TOTAL INVESTMENTS — 101.4% (Cost — $288,937,569#)	262,843,738
	Liabilities in Excess of Other Assets — (1.4)%	(3,655,073)
	TOTAL NET ASSETS — 100.0%	$259,188,665

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $309,549,943.

See Notes to Financial Statements.

26	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $288,937,569)	$262,843,738
Cash	567
Receivable for Fund shares sold	668,689
Deposits with brokers for open futures contracts	644,000
Dividends and interest receivable	592,172
Receivable from broker—variation margin on open futures contracts	68,425
Prepaid expenses	25,972
Total Assets	264,843,563
LIABILITIES:
Payable for Fund shares repurchased	5,399,081
Investment management fee payable	50,820
Distribution fees payable	39,703
Trustees’ fees payable	14,469
Accrued expenses	150,825
Total Liabilities	5,654,898
TOTAL NET ASSETS	$259,188,665
NET ASSETS:
Par value (Note 6)	$286
Paid-in capital in excess of par value	359,398,311
Undistributed net investment income	174,909
Accumulated net realized loss on investments and futures contracts	(74,320,157)
Net unrealized depreciation on investments and futures contracts	(26,064,684)
TOTAL NET ASSETS	$259,188,665
Shares Outstanding:
Class A	26,416,540
Class D	2,178,559
Net Asset Value:
Class A	$9.06
Class D	$9.11

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	27

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$8,531,513
Interest	75,316
Total Investment Income	8,606,829
EXPENSES:
Investment management fee (Note 2)	945,886
Distribution fees (Notes 2 and 4)	693,296
Transfer agent fees (Note 4)	145,007
Shareholder reports (Note 4)	104,089
Legal fees	46,522
Standard & Poor’s license fees	40,260
Audit and tax	34,898
Registration fees	32,944
Trustees’ fees	27,055
Custody fees	13,412
Insurance	8,899
Miscellaneous expenses	6,288
Total Expenses	2,098,556
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(59,968)
Net Expenses	2,038,588
NET INVESTMENT INCOME	6,568,241
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(17,907,575)
Futures contracts	(2,877,517)
Net Realized Loss	(20,785,092)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(153,550,406)
Futures contracts	147,911
Change in Net Unrealized Appreciation/Depreciation	(153,402,495)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(174,187,587)
DECREASE IN NET ASSETS FROM OPERATIONS	$(167,619,346)

See Notes to Financial Statements.

28	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$6,568,241	$7,170,952
Net realized gain (loss)	(20,785,092)	2,821,163
Change in net unrealized appreciation/depreciation	(153,402,495)	15,508,366
Increase (Decrease) in Net Assets From Operations	(167,619,346)	25,500,481
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(6,600,025)	(7,100,050)
Decrease in Net Assets From Distributions to Shareholders	(6,600,025)	(7,100,050)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	48,701,179	60,831,444
Reinvestment of distributions	6,247,341	6,689,740
Cost of shares repurchased	(94,702,245)	(112,237,578)
Decrease in Net Assets From Fund Share Transactions	(39,753,725)	(44,716,394)
DECREASE IN NET ASSETS	(213,973,096)	(26,315,963)
NET ASSETS:
Beginning of year	473,161,761	499,477,724
End of year*	$259,188,665	$473,161,761
* Includes undistributed net investment income of:	$174,909	$210,283

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$14.86	$14.36	$12.63	$12.28	$11.30
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.21	0.18	0.16	0.16
Net realized and unrealized gain (loss)	(5.79)	0.51	1.74	0.36	0.99
Total income (loss) from operations	(5.57)	0.72	1.92	0.52	1.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.22)	(0.19)	(0.17)	(0.17)
Total distributions	(0.23)	(0.22)	(0.19)	(0.17)	(0.17)
NET ASSET VALUE, END OF YEAR	$9.06	$14.86	$14.36	$12.63	$12.28
Total return[2]	(37.47)%	5.03%	15.20%	4.19%	10.21%
NET ASSETS, END OF YEAR (MILLIONS)	$239	$434	$459	$453	$467
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.57%	0.55%	0.57%[3]	0.59%	0.58%
Net expenses[4,5]	0.55	0.55	0.57 [3]	0.59	0.57
Net investment income	1.72	1.42	1.36	1.27	1.42
PORTFOLIO TURNOVER RATE	8%	6%	7%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[4]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.59% until May 1, 2009.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS D SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$14.93	$14.43	$12.66	$12.30	$11.32
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.24	0.25	0.20	0.18	0.19
Net realized and unrealized gain (loss)	(5.81)	0.50	1.78	0.37	0.99
Total income (loss) from operations	(5.57)	0.75	1.98	0.55	1.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.25)	(0.21)	(0.19)	(0.20)
Total distributions	(0.25)	(0.25)	(0.21)	(0.19)	(0.20)
NET ASSET VALUE, END OF YEAR	$9.11	$14.93	$14.43	$12.66	$12.30
Total return[2]	(37.30)%	5.22%	15.66%	4.47%	10.39%
NET ASSETS, END OF YEAR (MILLIONS)	$20	$39	$40	$48	$44
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.37%	0.39%	0.44%[3]	0.53%	0.42%
Net expenses[4,5]	0.36	0.35	0.40 [3]	0.39	0.39
Net investment income	1.92	1.62	1.47	1.47	1.61
PORTFOLIO TURNOVER RATE	8%	6%	7%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42% and 0.39%, respectively.

[4]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class D shares will not exceed 0.39% until May 1, 2009.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners S&P Index Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$262,843,738	$258,429,738	$4,414,000	—
Other financial instruments*	29,147	29,147	—	—
Total	$262,872,885	$258,458,885	$4,414,000	—

*	Other financial instruments include futures contracts.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	33

Notes to financial statements continued

for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

34	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(3,590)	$3,590

(a)	Reclassifications are primarily due to book/tax differences in the treatment of a prior year corporate action.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 0.59% for Class A shares and 0.39% for Class D shares until May 1, 2009.

During the year ended December 31, 2008, the Fund was reimbursed for expenses amounting to $59,968.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2008, the Fund had accrued $1,176 as deferred compensation payable.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	35

Notes to financial statements continued

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,934,654
Sales	65,110,667

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,963,992
Gross unrealized depreciation	(81,670,197)
Net unrealized depreciation	$(46,706,205)

At December 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
S & P 500 Index	23	3/09	$5,146,428	$5,175,575	$29,147

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution and/or service fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of Class A shares. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$693,296	$126,175	$103,839
Class D	—	18,832	250
Total	$693,296	$145,007	$104,089

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$59,112
Class D	856
Total	$59,968

36	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$5,994,160	$6,447,102
Class D	605,865	652,948
Total	$6,600,025	$7,100,050

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,635,883	$42,846,060	3,760,261	$56,015,017
Shares issued on reinvestment	630,178	5,648,614	404,065	6,040,761
Shares repurchased	(7,085,910)	(83,961,240)	(6,929,955)	(104,154,616)
Net decrease	(2,819,849)	$(35,466,566)	(2,765,629)	$(42,098,838)
Class D
Shares sold	482,250	$5,855,119	320,892	$4,816,427
Shares issued on reinvestment	66,454	598,727	43,207	648,979
Shares repurchased	(961,530)	(10,741,005)	(535,513)	(8,082,962)
Net decrease	(412,826)	$(4,287,159)	(171,414)	$(2,617,556)

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2008	2007
Distributions Paid From:
Ordinary Income	$6,600,025	$7,100,050

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	37

Notes to financial statements continued

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$235,585
Capital loss carryforward*	(50,967,904)
Other book/tax temporary differences(a)	(2,800,555)
Unrealized appreciation/(depreciation)(b)	(46,677,058)
Total accumulated earnings/(losses) — net	$(100,209,932)

*	As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(8,737,623)
12/31/2014	(30,395,684)
12/31/2016	(11,834,597)
$(50,967,904)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions

38	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	39

Notes to financial statements continued

affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

40	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners S&P 500 Index Fund 2008 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners S&P 500 Index Fund, a series of Legg Mason Partners Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners S&P 500 Index Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

42	Legg Mason Partners S&P 500 Index Fund 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of

Legg Mason Partners S&P 500 Index Fund	43

Board approval of management and subadvisory agreements (unaudited) continued

the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional S&P 500 Index funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2008. The Fund performed better than the median for the one-year period, but below the median for the three-, five- and ten-year periods. The Board also reviewed

44	Legg Mason Partners S&P 500 Index Fund

performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of seven retail no-load S&P 500 Index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail no-load S&P 500 Index funds

Legg Mason Partners S&P 500 Index Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

(the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, it was higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

46	Legg Mason Partners S&P 500 Index Fund

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners S&P 500 Index Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners S&P 500 Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

48	Legg Mason Partners S&P 500 Index Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners S&P 500 Index Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

50	Legg Mason Partners S&P 500 Index Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners S&P 500 Index Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	146
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

52	Legg Mason Partners S&P 500 Index Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners S&P 500 Index Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)
ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54	Legg Mason Partners S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008	12/26/2008
Payable date:	6/19/2008	12/29/2008
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Partners S&P 500 Index Fund	55

Legg Mason Partners S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy,

Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS S&P 500 INDEX FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 2/09 SR09-737

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $320,200 in 2007 and $310,850 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $54,633 in 2007 and $21,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $33,900 in 2007 and $53,213 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust were $35,150 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 5, 2009